NASDAQ: OCFC

OceanFirst Financial Corp.
John R. Garbarino, Chairman, President & CEO
Michael J. Fitzpatrick, Executive Vice President & CFO
SANDLER O’NEILL & PARTNERS, L.P.
FINANCIAL SERVICES CONFERENCE
NOVEMBER 17, 2005
Exhibit 99.1

NASDAQ: OCFC

OceanFirst Financial Corp.
This presentation contains certain forward- looking statements which are based on certain assumptions and describe future plans, strategies and expectations of the
Company.  These forward- looking statements are generally identified by use of the words “believe”, “expect”, “intend”, “ anticipate”, “estimate”, “project”, or similar expressions.  The Company’ s ability to predict results or the actual effect of future plans or strategies is inherently uncertain.  Factors which could have a material adverse effect on the operations of the Company and the subsidiaries include, but are not limited to, changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’ s market area and accounting principles and guidelines.  These risks and uncertainties should be considered in evaluating forward- looking statements and undue reliance should not be placed on such statements. The Company does not undertake – and specifically disclaims any obligation – to publicly release the result of any revisions which may be made to any forward- looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

NASDAQ: OCFC

OceanFirst Financial Today
$2.0 Billion in Assets –
18
18 OceanFirst Bank branches within a tightly
defined market area and 2 satellite loan production offices (lpo)
Columbia Home Loans, LLC. (CHL) – wholly owned mortgage
banking subsidiary headquartered in Westchester County, New York with offices in the greater NYC metropolitan area
Transitioning the Bank’s balance sheet to reduce a historical over-
reliance on CD funding and residential mortgage portfolio lending
Growing revenue and non-interest income through balance sheet expansion and composition change, maturity of new business lines and continual product line expansion
Responding to the Governance, Compliance & Risk Management
challenges of the day
Holding company for the 103 year old financial services firm serving the community banking needs of the attractive Central New Jersey
Shore growth market between the major metropolitan areas of New
York City and Philadelphia

NASDAQ: OCFC

Eight Plus Years of Delivering Shareholder Value
9/30/2005 12/31/1996 CAGR
Total Loans $1,697,679,000 $690,306,000 10.8%
Core Deposits 883,847,000 317,070,000 12.4%
Last 12 Months Year Ended
Sept. 30, 2005 Dec. 31, 1997 CAGR
EPS $1.60 $.59 13.7%
Annual Dividend .80 .27 15.0%
ROE 14.5% 6.0% 12.0%
Fee and Service Charge Income $9,094,000 $1,376,000 27.5%
Average Annual/Total
Shareholder Return
(1997 – 2004)
17.9%

NASDAQ: OCFC

Business Plan 2005 – 2007
Focus on disciplined de novo branch and core account
development to drive asset/revenue growth
Target commercial lending as the focus of portfolio growth,
improving the loan portfolio mix
Grow non-interest income as the primary driver of top-line
revenue through the maturation of recent business initiatives
Improve operating efficiency through both revenue enhancement and expense control
Deliver all financial services within the Bank’s existing geographic market under the strong sales, service and credit cultures
• Capitalizing on the unique advantage of being the local
community service minded alternative to mega-banks
A challenging return to double-digit EPS growth rates

NASDAQ: OCFC

Recently Improved Operating Results
Completed Successful Management Reorganization through 2004/2005
• Vito R. Nardelli appointed Chief Operating Officer in September 2005
Return of Balance Sheet Growth – 2004/2005
Deposit Growth Loan Growth
2004 11.0% - $126 million 8.1% - $117 million
9 mos. ending Sept. 30, 2005 *10.4% - $  99 million *12.7% - $148 million
* 2005 percentage growth is annualized
Expansion of Residential Loan Production Capability
• Capitalizing on loan officer market dislocations, replacing lost mortgage refinance activity from 2004
Growth of Revenues ( year over year nine months ended September 30,
2005 )
• Fee and service charge income +13.0%
• Net Interest Income +9.6%
Margin Stabilization and Support
• For the nine months ended September 30, 2005, net interest margin expanded by 8 BP over prior year despite the continued
flattening of the yield curve

NASDAQ: OCFC

$0.10
$0.13
$0.16
$0.19
$0.22
$0.25
$0.28
$0.31
$0.34
$0.37
$0.40
$0.43
$0.46
4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3
Last 4 Quarters EPS Have Rebounded
40¢ share - up 25.0%, 14.3%, 17.6% and 14.3% over prior year
1996
1997 1998 1999 2000 2001 2002 2003 2004 2005
Quarters

NASDAQ: OCFC

Retail Branch In-Market Growth
Disciplined de novo branching and
core deposit generation
• From 1996 through 3Q ‘05, 10 branches were opened -
average core deposit mix of 74%
Current branch activity in our growth market
• Whiting branch to be relocated to a more convenient,
prominent location (1Q ‘06)
• New Little Egg Harbor branch scheduled to open (2Q ‘06)
• New Wall branch scheduled to open mid ‘07
18 Branches within a tightly defined footprint
provide significant presence, market share

NASDAQ: OCFC

2007 Goal
The Changing Deposit Mix
December 31, 1996
September 30, 2005
Savings &
MMDA
26%
CD’s
66%
Checking
8%
Savings &
MMDA
28%
Savings &
MMDA
35%
Checking
36%
Checking
40%
CD’s
36%
CD’s
25%

NASDAQ: OCFC

Loan Portfolio Supporting Revenue Growth
Commercial Lending Growth Continues
• 2004 Growth…………………………….. 17.9% - $46 million
2005 Growth (through Sept. 30)..……..*19.3% - $44 million
* 2005 percentage growth is annualized
• Diversified, low risk $349 million portfolio
Commercial real estate - 80%    $567,000 average
C & I - 20% $217,000 average
Only 6 loans between $5 million and $10 million
Residential Lending Market Leader
• Core Bank originations of $367 million for 2004;
off of $526 million in 2003
• Increased 2005 originations restores 2003 volume - $397 million of Core Bank originations through September 30, 2005

NASDAQ: OCFC

The Changing Loan Portfolio Mix
December 31, 1996
September 30, 2005
Consumer
5%
Residential
93%
Commercial
2%
Consumer
9%
Commercial
21%
Commercial
27%
Residential
64%
Consumer
8%
Residential
71%
2007 Goal

NASDAQ: OCFC

Non-Interest Income Driving Revenue Growth
CHL 3Q ‘04 acquisition of a consumer direct lending platform
• Alternate delivery channel boosts CHL’s production
by $200 million
• Immediate earnings accretion
Trust Service fees have grown 35% for the first nine months of 2005 as compared to the same prior year period
• Accretive to the bottom line in under 5 years
Internalizing the sale of non-insured alternative investment products currently outsourced to third party provider
• Income more than doubling, providing
incremental growth of $1.2 million by 2007
PMI Captive Reinsurance Company and Title
Insurance joint venture
• Leverage the significant first mortgage production
capability, providing $250,000 in additional annual
net fee income to the Bank by 2007

NASDAQ: OCFC

Non-Interest Income as a % of Revenue
December 31, 1996
September 30, 2005
Non-Interest Income
93%
Net Interest Income
67%
Net Interest Income
33%
Non-Interest Income
72%
Net Interest Income
Non-Interest Income
28%
7%
Excluding gain (loss) on sales of securities.
2007 Goal

NASDAQ: OCFC

Capital Management - Historical
First mutual thrift conversion to include a charitable foundation
Repurchased 16.1 million shares, 59% of original issue
• Announced twelfth repurchase program in October 2005
for an additional 5% of outstanding shares
100% stock dividend – 1998; 50% stock dividend – 2002
Quarterly cash dividend increases totaling 200% since 1997
• Current attractive yield – 3.4%
Earlier wholesale leverage strategy transitioned from investment securities to loans, providing additional net interest income with manageable interest rate risk
Effective leverage of core capital from 20.8% in 1996 to 6.9%
at September 30, 2005, without ill conceived acquisitions
or market-dilutive geographic expansion
Successfully delivering on our 1996 IPO Business Plan….

NASDAQ: OCFC

OceanFirst Foundation performing as expected – without
bottom-line dilution
Capital leveraged appropriately
Continued share repurchases and aggressive cash dividend
payout ratios
Balance sheet expansion driven by commercial loan and
core deposit growth
Raise Tier 2 debt capital, as necessary, to support growth and share repurchases
• $5 million of subordinated debt issued in August 2005
Capital Management - Prospective
Continuing to drive increased shareholder value…..

NASDAQ: OCFC

Building Additional Shareholder Value
In the long run, we think the following factors undoubtedly create value for the long term OCFC investor
EPS Growth
Restoration of EPS growth for 2005-2007 periods
Balance Sheet & Revenue Expansion
Grow the balance sheet in excess of 6% annually
Increase total revenue minimum of 7% each year
• Prudent Capital Management
Targeting desired capital levels of 6.0% – 7.0%
Continued repurchase program funded through debt issuance
Healthy cash dividend payout ratio

NASDAQ: OCFC

Building Additional Shareholder Value
(cont’d.)
Effective Risk Management
Chief Risk Officer directing Enterprise-wide
Risk Management
Net charge-offs amounted to approximately 3 basis points
of average net loans from 1997 through 2004
Interest Rate Risk controlled in transitional environment
Franchise Value Enhancement
Successful community banking in a most attractive
Central Jersey Shore market
CHL mortgage banking initiatives in the opportunity-rich
New York metropolitan area

NASDAQ: OCFC 18 Thank you for your Thank you for your interest in interest in OceanFirst OceanFirst Financial Corp. Financial Corp.